UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): November 12, 2010

DANVERS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-33896

Delaware	04-3445675
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Conant Street, Danvers, Massachusetts 01923

(Address of Principal Executive Offices, Including Zip Code)

(978) 777-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in this Report

Item 8.01.              Other Events.

Attached as Exhibit 99.1 is a copy of an investor presentation that was made available on Thursday, November 11th 2010 at the Sandler O’Neill & Partners East Coast Financial Services Conference.

Item 9.01.              Financial Statements and Exhibits.

(d)   Exhibits-See Exhibit Index following signature page.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Date: November 12, 2010	DANVERS BANCORP, INC.

	By:	/s/ L. Mark Panella
L. Mark Panella
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Investor Presentation